UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  April 8, 2005

Commission file number 0-8814

PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of incorporation)

84-0705083
(I.R.S. Employer Identification No.)

8451 Delaware Street, Thornton, CO  80260
(Address of principal executive office)        (Zip Code)

(303) 292-3456
(Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by Pure Cycle Corporation, a Delaware corporation (the Registrant), in connection with the matters described herein.



ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 8, 2005, Pure Cycle Corporation (the "Company") issued a press release regarding the Company's financial results for its second fiscal quarter ended February 28, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Text of press release issued by Pure Cycle Corporation on April
8, 2005






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 2005

PURE CYCLE CORPORATION


By: /s/  Mark W. Harding,
President and Chief Financial Officer







EXHIBIT 99.1

Pure Cycle Corporation Announces Second Quarter Financial Results and Date of Annual Shareholders' Meeting

Thornton, Colorado -- April 8, 2005 -- Pure Cycle Corporation (NASDAQ
Smcap: PCYO) today announced results for its second quarter ended
February 28, 2005.

Pure Cycle posted a loss of $503,700 ($.04 per share) on revenues of $94,800 for the six months ended February 28, 2005, compared to a loss of $239,000 ($.03 per share) on total revenues of $85,700 for the six months ended February 29, 2004. The increased loss is mainly attributable to higher general and administrative costs due to one new employee, higher healthcare costs, higher professional fees and increased franchise taxes. Financial highlights are presented below.

The Company will hold a conference call to discuss the second quarter financial results during its Annual Shareholders' meeting on April 18, 2005 at 2 pm Mountain time (details below). The call will be hosted by the Company's President, Mark W. Harding.

CONFERENCE CALL INFORMATION

What:	Second quarter of fiscal 2005 earnings release and 2005 Annual
Shareholders' meeting

When:
April 18, 2005 at 2:00 PM Mountain.

To listen:
Click on the link posted on the Company's website:
www.purecyclewater.com

Please log in 5 minutes before the call in case any downloads are required.

To Participate:
To participate in the call dial toll free: (877)
407-9210, also
log in to our website to view the slides.

REPLAY INFORMATION

The call will be available for replay until 11:59 p.m. on April 25, 2005 by dialing:

Toll free:
(877) 660-6853

Playback account number:
286

Playback conference ID:
145373

A digitized replay will be available on the Company's Web site through July 18, 2005.

For questions, please contact Investor Relations at info@purecyclewater.com.

FINANCIAL HIGHLIGHTS


			Table of Results
			  (unaudited)
				Six Months Ended
			February 28, 2005	February 29, 2004
Total Revenues		$     94,800		$     85,700
Total cost of revenues	     (16,800)		     (11,600)
Gross margin		      78,000		      74,100

Total operating expenses    (631,700)		    (221,800)
Other income (expense)	      50,000		     (91,300)
Net loss			$   (503,700)		$   (239,000)



			Balance Sheet Data
			February 28, 2005	August 31, 2004
			  (unaudited)
Current assets		$  5,153,900		$  5,738,700
Total assets		$ 25,114,300		$ 25,625,600

Current liabilities	$     74,400		$    183,900
Total liabilities		$  9,750,300		$ 12,302,100

Total equity		$ 15,364,000		$ 13,323,500


Company Information
Pure Cycle Corporation owns water assets located in the Denver, Colorado metropolitan area and on the western slope of Colorado. Pure Cycle provides water and wastewater services to customers located in the Denver metropolitan area which includes the design, construction, operation and maintenance of water and wastewater systems.

Our common stock is traded on the NASDAQ SmallCap market under the symbol "PCYO." Additional information including our recent press releases and our fiscal year ended August 31, 2004 Annual Report are available at www.purecyclewater.com, or you may contact our President, Mark W. Harding, at 303-292-3456.